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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     Each person whose signature appears below hereby constitutes and appoints RICHARD A. KERTSON his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement on Form S-8 of Varco International, Inc. (the "Company") relating to the registration under the Securities Act of 1933, as amended, of 1,000,000 additional shares of the Common Stock of the Company issuable pursuant to The Varco 1980 Employee Stock Purchase Plan, as amended, and any and all amendments or post-effective amendments to said Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


/s/ George Boyadjieff                            /s/ Walter B. Reinhold
------------------------                         ------------------------------
GEORGE BOYADJIEFF                                WALTER B. REINHOLD


/s/ Talton R. Embry                             /s/ Carroll W. Suggs
------------------------                        -------------------------------
TALTON R. EMBRY                                 CARROLL W. SUGGS


/s/ Andre R. Horn                               /s/ Robert A. Teitsworth
------------------------                        --------------------------------
ANDRE R. HORN                                   ROBERT A. TEITSWORTH


/s/ Maurice E. Jacques                          /s/ Eugene R. White
------------------------                        --------------------------------
MAURICE E. JACQUES                              EUGENE R. WHITE


/s/ Jack W. Knowlton                            /s/ James D. Woods
------------------------                        --------------------------------
JACK W. KNOWLTON                                JAMES D. WOODS


/s/ Leo J. Pircher
------------------------
LEO J. PIRCHER


Dated:  May 18, 1995